SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934





Date of Report (Date of earliest event reported)      May 15, 2000


            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)


  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)981-0777

(Former name or former address, if changed
since last report.)                                Not applicable












                                             Page 1 of 5 pages
                                             No exhibit index
Item 5.  OTHER EVENTS.

On May 15, 2000 the Company's capping plan for the Southern Ocean
Landfill was approved by the New Jersey Department of Environmental Protection (the "Capping Plan"). The Capping Plan was developed by the Company's wholly owned subsidiary, United Environmental
Services Inc.  ("UES").

The estimated time required to complete the Capping Plan is approximately 10 months after site mobilization. Site mobilization is anticipated to be substantially completed by June 1, 2000.
UES's estimate of the gross revenue associated with the Capping Plan is approximately $1.9 million, of which an estimated $1.4 -
1.5 million would be paid to UES for its work on the project.

The Southern Ocean Landfill (the "Site") is located in Ocean Township, Ocean County, New Jersey, and is owned and operated by Southern Ocean Landfill, Inc. ("SOLF"). On January 15, 1998 the Company , SOLF and SOLF's sole shareholder executed an agreement (the "Agreement") pursuant to which UES agreed to develop a conceptual plan (the "Conceptual Plan") for the closure of the Site as mandated by the New Jersey Department of Environmental Protection ("DEP"). The Conceptual Plan needed to address the financing of the closure as well as methodology since funds remaining in the existing escrow fund established for the closure of the Site are insufficient to fund a complete closure. The Capping Plan evolved as a scaled down version of the Conceptual Plan as it was modified over time to incorporate input from various sources, including UES' legal and technical advisors, and to reflect changes in the markets for recyclable material and changes in the scope of work.

The Capping Plan is one phase in the multiphased implementation of the Site's closure. Approximately 12 acres of the 56 acre disposal
area on the Site has a liner beneath the deposited waste.   The
Capping Plan has been limited to the grading and capping of the lined portion of the Site and grading and capping of a portion of the adjoining unlined landfill area, and grading and capping of a previously used access road straddling the lined and unlined landfill areas at the Site. Approved activities include landfill grading, landfill capping, leachate collection, leachate pump repair, slope stability analysis, stormwater management design, Health and Safety Plan submission, gas vent installation, groundwater monitoring and associated activities. The Capping Plan calls for the use of recyclable materials where possible in the implementation of the plan. Tipping fees generated from the deposit of the recyclable materials will be paid into a new escrow from which the costs incurred pursuant to the Capping Plan will be paid.

The Agreement provides that UES shall perform all of the above construction and managerial functions required under the Capping Plan as well as act as SOLF's agent to solicit the recyclable materials. The Capping Plan requires UES to, among other conditions, maintain certain levels and types of insurance coverage. Furthermore, UES has agreed to seek payment for its services and reimbursement for its costs solely from the escrowed funds generated from the delivery of recyclable materials. In addition, UES has devoted significant time and has incurred professional fees during 1998, 1999 and 2000 in pursuit of the Agreement and Capping Plan, and will seek reimbursement of such professional fees and certain other contract development expenses, from the escrowed funds. However, there can be no assurance that UES will be able to solicit sufficient quantities of recyclable material to generate sufficient funds for reimbursement of the above expenditures, or payment for the services of UES. Further, there can be no assurance that UES will be granted contracts for additional work at the Site envisioned in the Conceptual Plan.

     Certain statements in this report which are not historical facts or information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the information set forth herein. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievement of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievement expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings, particularly those dealing with environmental law; and other factors discussed herein. As a result of the foregoing and other factors, no assurance can be given as to the future results and achievements of the Company. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of these statements.

Press Release

     See the following press release dated May 17, 2000 regarding the Capping Plan.

          PISCATAWAY, N.J., May 17, 2000 - Robert V. Silva, President and Chief Executive Officer of Transtech Industries, Inc. (OTC BULLETIN BOARD:TRTI) provided additional information regarding the capping plan for the Southern Ocean Landfill which was approved by the New Jersey Department of Environmental Protection (the "Capping Plan") and announced by the Company on May 17, 2000.

     The Capping Plan was developed by the Company's wholly owned subsidiary, United Environmental Services Inc. ("UES"). The Southern Ocean Landfill (the "Site") is located in Ocean Township, Ocean County, New Jersey, and is owned and operated by Southern Ocean Landfill, Inc. ("SOLF").

     The estimated time required to complete the Capping Plan is approximately 10 months after site mobilization on or about June 1, 2000. UES' estimate of the gross revenue associated with its work related to the Capping Plan is approximately $1.4 - $1.5 million.

     The Capping Plan is one phase in the multiphased implementation of the Site's closure. The Capping Plan calls for the use of recyclable materials where possible in the implementation of the plan. Tipping fees generated from the deposit of the recyclable materials will be paid into a new escrow from which the costs incurred pursuant to the Capping Plan will be paid. UES shall perform all of the construction and managerial functions required under the Capping Plan as well as act as SOLF's agent to solicit the recyclable materials.

     UES has agreed to seek payment for its services and reimbursement for its costs solely from the escrowed funds generated from the delivery of recyclable materials. In addition, UES has devoted significant time and has incurred professional fees during 1998, 1999 and 2000 in pursuit of the Agreement and Capping Plan, and will seek reimbursement of such professional fees and certain other contract development expenses, from the escrowed funds. However, there can be no assurance that UES will be able to solicit sufficient quantities of recyclable material to generate sufficient funds for reimbursement of the above expenditures, or payment for the services of UES.

     Certain of the above statements which are not historical facts or information are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievement of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievement expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's ability to successfully identify new business opportunities; changes in the industry; competition; the effect of regulatory and legal proceedings, particularly those dealing with environmental law; and other factors discussed herein. As a result of the foregoing and other factors, no assurance can be given as to the future results and achievements of the Company. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of these statements.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         TRANSTECH INDUSTRIES, INC.
                         (Registrant)


                         By: /s/ Andrew J. Mayer, Jr.
                            Andrew J. Mayer, Jr., Vice
                            President-Finance, Chief
                            Financial Officer and
                            Secretary

Dated:  May 17, 2000